                                                                   EXHIBIT 10.10
RETURN TO:
This Instrument prepared by:
Charles C. Chillingworth, Esq.
CHILLINGWORTH & CONWAY, P.A.
2090 Palm Beach Lakes Blvd., Suite 800
West Palm Beach, Florida 33409

                             ASSIGNMENT OF CONTRACT

      KNOW ALL MEN BY THESE PRESENTS: That INDIGO INDUSTRIES INCORPORATED, TAX I.D. #88-0270266, Assignor, in consideration of TEN AND 00/00 DOLLARS ($10.00), hereby assigns unto INDIGO INDUSTRIES, INC., TAX I.D. #65-0767802, a Florida corporation, Assignee, all the right, title and interest in that certain Contract No. V527C-850 (IFB 527-30-96), Demolition of Water Tower and 3 Buildings at the VA St. Albans Extended Care Center, St. Albans, New York, dated the 25th day of July, 1997, by and between Indigo Industries and the Department of Veterans Affairs.,

      IN WITNESS WHEREOF, the said Assignor has hereunto signed and sealed these presents the day and year first above written.

ATTEST:                                        INDIGO INDUSTRIES INCORPORATED
                                               TAX I.D. #88-0270266, Assignor

/s/ HELEN K. FEKETE                            By: /s/ CHARLES C. CHILLINGWORTH
---------------------------------------           ---------------------------------------
Helen K. Fekete, Secretary                        Charles C. Chillingworth, Vice President

STATE OF FLORIDA
COUNTY OF PALM BEACH

      I HEREBY CERTIFY that the foregoing instrument was sworn to, subscribed and acknowledged before me this date by Charles C. Chillingworth and Helen K. Fekete, Vice President and Secretary, respectively, of Indigo Industries Incorporated, who are personally known to me, and who did not take an oath.

      WITNESS my hand and official seal in the County and State last aforesaid this 11th day of May, 1998.


                                                                  /s/ JEANNE O. CONWAY
[SEAL]                                                    ---------------------------------------
                                                          Jeanne O. Conway
                                                          Notary Public
                                                          Commission Seal

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                                              1. THIS CONTRACT IS A RATED ORDER              RATING               PAGE OF
     SOLICITATION, OFFER AND AWARD               UNDER DPAS (15 CFR 350)         >                                  1        PAGES

-----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT NO.          3. SOLICITATION NO.            4. TYPE OF SOLICITATIONS       5. DATE ISSUED      6. REQUISITION/PURCHASE
                                                           [X] SEALED BID (IFB)        29 July 1996           NO.
    V527C-850               527-30-96                      [ ] NEGOTIATED (RFP)                               527-C83475
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7. ISSUED BY                           CODE                   8. ADDRESS OFFER TO (If other than Item 7)
 Contracting Officer, (90C)                 -----------
 DVA Medical Center                                                      Same as Block #7
 800 Poly Place, Building 4
 Brooklyn, New York  11209
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NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".
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                                                            SOLICITATION
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9. Sealed offers in original and one copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or handcarried, in the depository located in (see Block #7) until 2:00pm local time 29 August 1996.
                                                                                          ------            --------------
                                                                                          (Hour)                (Date)

CAUTION - LATE Submissions, Modifications and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-10. All offers are subject to all terms and conditions contained in this solicitation.
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10. FOR INFORMATION        A. NAME                                          B. TELEPHONE NO. (Include area code) (NO COLLECT CALLS)
        CALL:        >        Jo Ann Petrillo                                  (718) 630-3566
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                                                       11. TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------------------------------
[x]  SEC.           DESCRIPTION                  PAGE(S)   [x]  SEC.           DESCRIPTION                                 PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------------
               PART I - THE SCHEDULE                                      PART II - CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
 x    A   SOLICITATION/CONTRACT FORM                 1      x    I   CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
 x    B   SUPPLIES OR SERVICES AND PRICES/COSTS    2-4     PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
-----------------------------------------------------------------------------------------------------------------------------------
 x    C   DESCRIPTION/SPECS./WORK STATEMENT         5       x    J   LIST OF ATTACHMENTS
-----------------------------------------------------------------------------------------------------------------------------------
      D   PACKAGING AND MARKING                    N/A              PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
      E   INSPECTION AND ACCEPTANCE                N/A               REPRESENTATIONS, CERTIFICATIONS AND
----------------------------------------------------------       K   OTHER STATEMENTS OF OFFERORS
      F   DELIVERIES OR PERFORMANCE                N/A      x
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      G   CONTRACT ADMINISTRATION DATA             N/A      x    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
      H   SPECIAL CONTRACT REQUIREMENTS            N/A           M   EVALUATION FACTORS FOR AWARD                            N/A
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                                             OFFER (Must be fully completed by offeror)
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NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.
-----------------------------------------------------------------------------------------------------------------------------------
12. In compliance with the above, the undersigned agrees, if this offer is accepted within 60 calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price shown opposite each item, delivered at the designated point(s), within the time specified in the schedule.
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13. DISCOUNT FOR PROMPT PAYMENT           10 CALENDAR DAYS        20 CALENDAR DAYS        30 CALENDAR DAYS           CALENDAR DAYS
    (See Section I, Clause No. 52-232-8)                2%                      1%                      0%                 --
-----------------------------------------------------------------------------------------------------------------------------------
14. ACKNOWLEDGEMENT OF AMENDMENTS                 AMENDMENT NO.             DATE            AMENDMENT NO.             DATE
    (The offeror acknowledges receipt     -----------------------------------------------------------------------------------------
    of amendments to the SOLICITATION           A0001                      8/16/96
    for offerors and related documents -----------------------------------------------------------------------------------
    numbered and dated:
-----------------------------------------------------------------------------------------------------------------------------------.
NAME            CODE             FACILITY                     16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN
     AND                  ----------           ----------              OFFER (Type or print)
     ADDRESS     INDIGO INDUSTRIES INCORPORATED
     OF          37-61 39TH STREET                                     CHARLES E. TASSLER
     OFFEROR     LONG ISL. CITY, N.Y. 11101                            VICE PRESIDENT
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15B. TELEPHONE NO. (Include area          15C. CHECK IF REMITTANCE ADDRESS            17. SIGNATURE                 18. OFFER DATE
     code)                             [ ]     IS DIFFERENT FROM ABOVE - ENTER            /s/ CHARLES E. TASSLER          8/29/96
     (718) 482-7878                            SUCH ADDRESS IN SCHEDULE.
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                                               AWARD (To be completed by Government)
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19. ACCEPTED AS TO ITEMS NUMBERED         20. AMOUNT                        21. ACCOUNTING AND APPROPRIATION
     Bid Item #1                              $369,200.00                       367-80160-8968/870040/230050143
---------------------------------------------------------------------------
22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETI-                   ---------------------------------------------------
    TION:                                                                   23. SUBMIT INVOICES TO ADDRESS SHOWN IN   > ITEM
[ ] 10 U.S.C. 2304  (c)(     )   [ ] 41 U.S.C. 253(c)(     )                    (4 copies unless otherwise specified)    #7
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24. ADMINISTERED BY (If other than Item 7)     CODE                         25. PAYMENT WILL BE MADE BY           CODE
                                                    -----------                                                        -----------
        SAME AS Item #7
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26. NAME OF CONTRACTING OFFICER (Type or print)                                  27. UNITED STATES OF AMERICA       28. AWARD DATE
        PHYLLIS LA MOTTE                                                              /s/ PHYLLIS LA MOTTE          Feb 25, 1998
                                                                                 (Signature of Contracting Officer)
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IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
-----------------------------------------------------------------------------------------------------------------------------------
7540-01-152-8064

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                                                                    1. CONTRACT ID CODE                              PAGE OF PAGES
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                1       8
-----------------------------------------------------------------------------------------------------------------------------------
AMENDMENT/MODIFICATION NO.       3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.         5. PROJECT NO. (If applicable)
     A0001                         16 August 1996                        N/A                              527-96-125Z
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6. ISSUED BY                  CODE      90C               7. ADMINISTERED BY (If other than Item 6)            CODE
                                   --------------                                                                   --------------
   Contracting Officer (A&MM)
   DVA Medical Center
   800 Poly Place
   Building 4
   Brooklyn, New York  11209
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8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     [X] 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ---       IFB 527-30-96
                                                                                    -----------------------------------------------
                                                                                XX  9B. DATED (SEE ITEM 11)
                                                                                        29 July 1996
                                                                                 --------------------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/ORDER
                                                                                         NO.

                                                                                    -----------------------------------------------
--------------------------------------------------------------------------------    10B. DATED (SEE ITEM 13)
CODE                                    FACILITY CODE
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                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
-----------------------------------------------------------------------------------------------------------------------------------
[X] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [  ] is extended, [XX] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ONE copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)
                           N/A
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                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-----------------------------------------------------------------------------------------------------------------------------------
[X]   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
----     ORDER NO. IN ITEM 10A.

-----------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying offices, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

-----------------------------------------------------------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-----------------------------------------------------------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)

-----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [ ] is required to sign this document and return _____ copies to the issuing office.
-----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    The above referenced solicitation for demolition of a water tower, water tank, pump station and three (3) quarters buildings is amended as follows:

    A. THE BID OPENING DATE REMAINS 29 August 1996 at 2:00 PM.

    B. Section I entitled CONTRACT CLAUSES mistakenly has a heading on each page referring to IFB 527-29-96 Replacement of
       Chiller Unit, DVA Brooklyn. This was a typographical error. The heading should read "IFB 527-30-96, Demolition of Water
       Tower, DVA ST. ALBANS"

                                                       (Continued on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)               16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)


-----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                         16C. DATE SIGNED

BY                                                          BY
   ----------------------------------------                    ----------------------------------------
   (Signature of person authorized to sign)                    (Signature of Contracting Officer)
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                                                                                                      STANDARD FORM 30 (REV. 10-31)

Solicitation 527-30-96
Amendment No. A0001
dated 16 August 1996                                                Page 2 of 8




C. In response to questions raised at the pre bid meeting and the discovery of lead and additional asbestos containing materials, Addendum No. 1 to the Specification is attached herewith and shall be incorporated into the solicitation and resulting contract.

D. Bidders are advised that a Bid Guarantee is required in the amount of 20% of the bid price for all bids in excess of $25,000. Refer to FAR clause 52.228-01 for further requirements concerning bid guarantees.


A Performance Bond and a Payment Bond are also required after contract award in the amounts shown in the appropriate clauses in Section I of the solicitation.

E. Delete the FAR clause 52.249-02 entitled Termination for Convenience of the Government (Fixed-Price) Alternate I and insert the following clause in its place which hereby becomes a part of the solicitation and the resulting contract.


TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (DISMANTLING, DEMOLITION, OR REMOVAL OF IMPROVEMENTS) (APR 1984) FAR 52.249-03

        (a) The Government may terminate performance of work under this contract, in whole or, from time to time, in part if the Contracting Officer determines that a termination is in the Government's interest. The Contracting Officer shall terminate by delivering to the Contractor a Notice of Termination specifying the extent of termination and the effective date. Upon receipt of the notice, if title to property is vested in the Contractor under this contract, it shall revest in the Government regardless of any other clause of this contract, except for property that the Contractor disposed of by bona fide sale or removed from the site.

        (b) After receipt of a Notice of Termination, and except as directed by the Contracting Officer, the Contractor shall immediately proceed with the following obligations, regardless of delay in determining or adjusting any amounts due under this clause:

(1) Stop work as specified in the notice.

(2) Place no further subcontracts or orders (referred to as subcontracts in this clause) for materials, services, or facilities, except as necessary to complete the continued portion of the contract.

Solicitation 527-30-96
Amendment No. A0001                                                  Page 3 of 8
16 August 1996




(3) Terminate all subcontracts to the extent they relate to the work terminated.

(4) Assign to the Government, as directed by the Contracting Officer, all right, title, and interest of the Contractor under the subcontracts terminated, in which case the Government shall have the right to settle or to pay any termination settlement proposal arising out of those terminations.

(5) With approval or ratification to the extent required by the Contracting Officer, settle all outstanding liabilities and termination settlement proposals arising from the termination of subcontracts; the approval or ratification will be final for purposes of this clause.

(6) As directed by the Contracting Officer, transfer title and deliver to the Government (i) the fabricated or unfabricated parts, work in process, completed work, supplies, and other material produced or acquired for the work terminated, and (ii) the completed or partially completed plans, drawings, information, and other property that, if the contract has been completed, would be required to be furnished to the Government.

(7) Complete performance of the work not terminated.

(8) Take any action that may be necessary, or that the Contracting Officer may direct, for the protection and preservation of the property related to this contract that is in the possession of the Contractor and in which the Government has or may acquire an interest.

(9) Use its best efforts to sell, as directed or authorized by the Contracting Officer, any property of the types referred to in subparagraph (6) above; provided, however, that the Contractor (i) is not required to extend credit to any purchaser and (ii) may acquire the property under the conditions prescribed by, and at prices approved by, the Contracting Officer. The proceeds of any transfer or disposition will be applied to reduce any payments to be made by the Government under this contract, credited to the price or cost of the work, or paid in any other manner directed by the Contracting Officer.

        (c) After expiration of the plant clearance period as defined in subpart
45.6 of the Federal Acquisition Regulation, the Contractor may submit to the Contracting Officer a list, certified as to quantity and quality, of termination inventory not previously disposed of, excluding items authorized for disposition by the Contracting Officer. The Contractor may

Solicitation 527-30-96
Amendment No. A0001                                                  Page 4 of 8
16 August 1996




request the Government to remove those items or enter into an agreement for their storage. Within 15 days, the Government will accept title to those items and remove them or enter into a storage agreement. The Contracting Officer may verify the list upon removal of the items, or if stored, within 45 days from submission of the list, and shall correct the list, as necessary, before final settlement.

        (d) After termination, the Contractor shall submit a final termination settlement proposal to the Contracting Officer in the form and with the certification prescribed by the Contracting officer. The Contractor shall submit the proposal promptly, but no later than 1 year from the effective date of termination, unless extended in writing by the Contracting Officer upon written request of the Contractor within this 1-year period. However, if the Contracting Officer determines that the facts justify it, a termination settlement proposal may he received and acted on after 1 year or any extension. If the Contractor fails to submit the proposal within the time allowed, the Contracting Officer may determine, on the basis of information available, the amount, if any, due the Contractor because of the termination and shall pay the amount determined.

        (e) Subject to paragraph (d) above, the Contractor and the Contracting Officer may agree upon the whole or any part of the amount to be paid because of the termination. The amount may include a reasonable allowance for profit on work done. However, the agreed amount, whether under this paragraph (e) or paragraph (f) below, exclusive of settlement costs, may not exceed the total contract price as reduced by (1) the amount of payments previously made and (2) the contract price of work not terminated. The contract shall be amended and the Contractor paid the agreed amount. Paragraph (f) below shall not limit, restrict, or affect the amount that may be agreed upon to be paid under this paragraph.

        (f) If the Contractor and the Contracting Officer fail to agree on the whole amount to be paid because of the termination of work, the Contracting Officer shall pay the Contractor the amounts determined by the Contracting Officer as follows; but without duplication of any amounts agreed on under paragraph (e) above:

(1) For contract work performed before the effective date of termination, the total (without duplication of any items) of

(i) The cost of this work;

Solicitation 527-30-96
Amendment No. A0001                                                  Page 5 of 8
16 August 1996




(ii) The cost of settling and paying termination settlement proposals under terminated subcontracts that are properly chargeable to the terminated portion of the contract, if not included in subdivision (i) above; and (iii) A sum, as profit on subdivision (i) above, determined by the Contracting Officer under section 49.202 of the Federal Acquisition Regulation, in effect on the date of this contract, to be fair and reasonable; however, if it appears that the Contractor would have sustained a loss on the entire contract had it been completed, the Contracting Officer shall allow no profit under this subdivision
(iii) and shall reduce the amount of the settlement to reflect the indicated rate of loss.

(2) The reasonable costs of settlement of the work terminated, including --

(i) Accounting, legal, clerical, and other expenses reasonably necessary for the preparation of termination settlement proposals and supporting data;

(ii) The termination and settlement of subcontracts (excluding the amounts of such settlements); and

(iii) Preservation and protection of property under subparagraph (b)(8) above.

        (g) Except for normal spoilage, and except to the extent that the Government expressly assumed the risk of loss, the Contracting Officer shall exclude from the amounts payable to the Contractor under paragraph (f) above, the fair value as determined by the Contracting Officer, of property that is destroyed, lost, stolen, or damaged so as to become undeliverable to the Government or to a buyer.

        (h) The cost principles and procedures of part 31 of the Federal Acquisition Regulation, in effect on the date of this contract, shall govern all costs claimed, agreed to, or determined under this clause.

        (i) The Contractor shall have the right of appeal, under the Disputes clause, from any determination made by the Contracting Officer under paragraph
(d), (f), or (k), except that if the Contractor failed to submit the termination settlement proposal within the time provided in paragraph (d) or (k) and failed to request a time extension, there is no right of appeal. If the Contracting officer has made a determination of the amount due under paragraph (d), (f), or
(k), the Government shall pay the Contractor (1) the amount determined by the Contracting Officer, if there is no right of appeal or if no timely appeal has been

Solicitation 527-30-96
Amendment No. A0001                                                  Page 6 of 8
dtd 16 August 1996




taken, or (2) the amount finally determined on an appeal.

        (j) In arriving at the amount due the Contractor under this clause, there shall be deducted -

(1) All unliquidated advance or other payments to the Contractor under the terminated portion of this contract;

(2) Any claim which the Government has against the Contractor under this contract; and

(3) The agreed price for, or the proceeds of sale of, materials, supplies, or other things acquired by the Contractor or sold under the provisions of this clause and not recovered by or credited to the Government.

        (k) If the termination is partial, the Contractor may file a proposal with the Contracting officer for an equitable adjustment of the price(s) of the continued portion of the contract. The Contracting Officer shall make any equitable adjustment agreed upon. Any proposal by the Contractor for an equitable adjustment under this clause shall be requested within 90 days from the effective date of termination unless extended in writing by the Contracting Officer.

(1)(l) The Government may, under the terms and conditions it prescribes, make partial payments and payments against cost incurred by the Contractor for the terminated portion of the contract, if the Contracting Officer believes the total of these payments will not exceed the amount to which the Contractor will be entitled.

(2) If the total payments exceed the amount finally determined to be due, the Contractor shall repay the excess to the Government upon demand, together with interest computed at the rate established by the Secretary of the Treasury under 50 U.S.C. App 1215(b)(2). Interest shall be computed for the period from the date the excess payment is received by the Contractor to the date the excess is repaid. Interest shall not be charged on any excess payment due to a reduction in the Contractor's termination settlement proposal because of retention or other disposition of termination inventory until 10 days after the date of the retention or disposition, or a later date determined by the Contracting Officer because of the circumstances.

        (m) Unless otherwise provided in this contract or by statute, the Contractor shall maintain all records and documents relating to the terminated portion of this contract for 3 years after final settlement. This includes all books and other

Solicitation 527-30-96
Amendment No. A0001                                                  Page 7 of 8
dtd 16 August 1996




evidence bearing on the Contractor's costs and expenses under this contract. The Contractor shall make these records and documents available to the Government, at the Contractor's office, at all reasonable times, without any direct charge. If approved by the Contracting Officer, photographs, microphotographs, or other authentic reproductions may be maintained instead of original records and documents.

                                 (End of clause)

F. The following provisions are added to the solicitation. Each Bidder is required to complete these certifications. Bidders are further reminded that all representations and certifications shall be completed and submitted with their bid, particularly the Procurement Integrity certification. Failure to do so will render the bid non responsive and it will be rejected.

WOMEN-OWNED BUSINESS FAR 52.204-05 (OCT 1995)

        (a) Representation. The offeror represents that it [ ] is, [ ] is not a women-owned business concern.

(b) Definition. "Women-owned business concern," as used in this provision, means a concern which is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING FAR 52.223-13 (OCT 1995)

        (a) The offeror, by signing this offer, certifies that --

_______ (1) To the best of its knowledge and belief, it is not subject to the filing and reporting requirements described in Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) sections 313(a) and (g) and Pollution Prevention Act (PPA) section 6607 because none of its owned or operated facilities to be used in the performance of this contract currently --

_______ (i) Manufacture, process or otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(c).

_______ (ii) Have more than 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A).

Solicitation 527-30-96
Amendment No. A0001                                                  Page 8 of 8
dtd 16 August 1996




_______ (iii) Meet the reporting thresholds in toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with
EPA).

_______ (iv) Fall within Standard Industrial Classification Code (SIC) designations 20 through 39 as set forth in FAR section 19.102.

_______ (2) If awarded a contract resulting from this solicitation, its owned or operated facilities to be used in the performance of this contract, unless otherwise exempt, will file and continue to file for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in EPCRA sections 313(a) and (g) and PPA section 6607 (42 U.S.C. 13106).

        (b) Submission of this certification is a prerequisite for making or entering into this contract imposed by Executive order 12969, August 8, 1995 (60 FR 40989-40992).

Enclosure (1): Addendum No. 1 to Specification for Project No. 527-96-125Z
               (3 pages)

          ADDENDUM NO. 1 to Specification for Project No. 527-96-125Z

EXISTING CONCRETE STRUCTURES AND FOUNDATIONS

A. Concrete demolition debris may be used as fill in the bottom of foundations provided that the following conditions are met:

     1. Only concrete debris from this project may be used. Use in any way of concrete debris from projects other than the VA Water Tower Demolition Project is strictly prohibited.

     2. Remaining volume of foundation is to be backfilled with sand and 6" of topsoil submit 5 lb. sample of each to VA engineer.

     3. The origin of all backfill material must be documented and copies of these documents must be submitted to the VA Engineer.

     4. The finished grade around all demolished foundations must cover the foundations by at least 2'.

     5.   All existing trees must be protected from damage.

     6. The contractor is responsible to keep the construction site fenced in at all times and to protect the surrounding neighborhood from damage due to his demolition activity. Immediately following completion of work and prior to final acceptance, the entire perimeter fence must be restored to its pre-demolition condition.

     7. Bidders are advised that the 100,000 gal water tower tank is empty and the 600,000 underground concrete water storage tank is full.

PETROLEUM CONTAMINATED SOIL

     1. Contractor shall remove a total of 30 yards of petroleum contaminated soil. Veterans administration will retain an Industrial Hygienist who will be on site during removal of soil. Industrial Hygienist will have a PID (photo ionizer detector) in order to test soil in excavation to determine the point at which no contaminated soil remains.

     2. Contractor shall comply with all EPA, DEC, DEP, State, and Local Regulations concerning handling and disposal of Petroleum contaminated soil.

ADDITIONAL ASBESTOS INSULATION IN THREE RESIDENCE BUILDINGS

     1. Contractor shall, in addition to asbestos pipe insulation, remove all asbestos batting insulation in exterior walls of the three residence buildings. The exact quantity (sq ft) of insulation shall be determined by the contractor from the as built plans provided in the bid package.

     2. Contractor shall comply with all EPA, DEC, DEP, State, and Local Regulations concerning handling and disposal of asbestos material.

      Lead Based Paint

A. General: Prior tests have indicated that materials impacted by the demolition project have been coated with lead based paint. Therefore the contractor is hereby made aware that all procedures, methodology and personnel shall reflect this knowledge. To this effect the contractor shall comply with all EPA, NESHAP, OSHA, state and local regulations dealing with the handling and disposal of lead containing materials.

      The contractor shall utilize all precautions including protective clothing and respiratory protection needed to insure the safety and health of persons working on this project. In addition the contractor shall take all necessary precautions and procedures to protect the neighborhood and the environment from lead as a result of this demolition project. This health and safety plan shall be specific to the project and submitted to the VA prior to performance of work.

B. Work Plan: Prior to performing work under this contract, the contractor shall prepare and submit to the VA a detailed plan showing the methods and procedure used to prevent contamination by the lead based paint during the demolition process.

      The contractor should be aware of the prevailing weather conditions so as to prevent the transport and/or deposit of lead contaminated debris or other windborne materials.

C. Permits, documentation and licenses: Prior to any work being performed the contractor shall submit to the contracting officer copies of all necessary training certificates, respiratory protection training and procedures and/or other documentation that may be required by this section.

      Copies of all test results, manifests and/or other data shall be promptly submitted to the VA.

      Any and all facilities receiving lead contaminated materials shall be appropriately permitted and copies of the permit shall be supplied to the VA.

D. Clean up and housekeeping: During the work the contractor is responsible to keep the area clean of any debris, waste or other material resulting from the demolition process. All waste shall be containerized and controlled and shall not be allowed to accumulate or contaminate persons, areas or environment.

E. Disposal: The contractor is responsible to control, separate and containerize all demolished materials and in general keep the work area clean during and after all work

Addendum No. 1                   Page 2 of 3
      procedures. Lead based painted asbestos containing exterior siding shall be packaged and disposed of se lead contaminated waste.

      All the materials that are to be wasted from the project shall be sampled and tested and classified by the toxicity characteristic leaching procedure (TCLP) for lead. The waste shall then be disposed of in a manner consistent with federal, state and local regulation. The VA's representative shall be made aware of the TCLP results and supplied with a copy of the report prior to the removal of the waste from the facility.

      Copies of all waste manifests will be supplied to the VA and become part of the project documentation.


Addendum No. 1                   Page 3 of 3

                        [TYPE WAS CUT OFF ON THIS PAGE]



Addendum 1
      procedures. Lead based painted asbestos containing exterior siding shall be packaged and disposed of as lead contaminated waste.

      All the materials that are to be wasted from the project shall be sampled and tested and classified by the toxicity characteristic leaching procedure (TCLP) for lead. The waste shall then be disposed of in a manner consistent with federal, state and local regulation. The VA's representative shall be made aware of the TCLP results and supplied with a copy of the report prior to the removal of the waste from the facility.

      Copies of all waste manifests will be supplied to the VA and become part of the project documentation.


Addendum No. 1                     Page 3 of 3

                                                             IFB 527-30-96
                                                             Demolition of Water
                                                             Tower
                                                             Page 2

                                    SECTION B

                            SUPPLIES/SERVICES/PRICES

                                    BID SHEET

   BIDDERS SHALL INSERT BID PRICES BELOW

BASE BID

      BID ITEM #1

      Provide all labor, material & equipment necessary to completely demolish and remove (3) quarters buildings, (1) water tower, (1) pump station, (1) 600,000 gallon underground water storage tank in accordance with the specification and drawing listed in the list of attachments that form a part of this solicitation.

                                         LUMP SUM BID $369,200.00
                                                      --------------------------

ALTERNATE BID ITEMS

      BID ITEM #2

      Provide all labor, material & equipment necessary to perform all work in Bid Item #1 with the exception of the demolition and asbestos abatement in
      (1) Quarters Building.

      The completion time for Bid Item #2 is 170 calendar days.

                                         LUMP SUM BID $329,800.00
                                                      --------------------------


      BID-ITEM #3

      Provide all labor, material & equipment necessary to perform all work in Bid Item #1 with the exception of the demolition and asbestos abatement in
      (2) Quarters Building.

      The completion time for Bid Item #2 is 160 calendar days.

                                         LUMP SUM BID $290,400.00
                                                      --------------------------

                                                             IFB 527-30-96
                                                             Demolition of Water
                                                             Tower
                                                             Page 3

      BID ITEM #4

      Provide all labor, material & equipment necessary to perform all work in Item #1 with the exception of the demolition and asbestos abatement in (3) Quarters Building.

      The completion time for Bid Item #4 is 120 calendar days.

                                         LUMP SUM BID $251,000.00
                                                      --------------------------

      BID ITEM #5

      Provide all labor, material & equipment necessary to perform all work in Bid Item #1 with the exception of the demolition and asbestos abatement of
      (3) Quarters Buildings, and the pump station.

      The completion time for Bid Item #5 is 120 calendar days.

                                         LUMP SUM BID $211,100.00
                                                      --------------------------

      BID ITEM #6

      Provide all labor, material & equipment necessary to perform all work in Bid Item #1 with the exception of the demolition and asbestos abatement of
      (3) Quarters, the pump station and the 600,000 gallon underground water storage tank.

      The completion time for Bid Item #6 is 80 calendar days.

                                         LUMP SUM BID $67,100.00
                                                      --------------------------

                                                             IFB 527-30-96
                                                             Demolition of Water
                                                             Tower
                                                             Page 4

NOTICE TO BIDDERS

      It is the DVA's intention to award a single contract to the lowest responsive, responsible bidder based on the following formula. Award will be made on the Base Bid (Bid Item #1) unless insufficient funds are available. In that case Award will be made on one of the Alternate Bid Items in descending order depending upon the amount of funds available. Example:- If the bid price for the Base Bid (Bid Item #1) exceeds the amount of funds available, award will be made on Bid Item #2. If the bid price for Bid Item #2 exceeds the amount of funds available, award will be made on Bid Item #3 etc .....

                                                            IFB 527-30-96
                                                            Demolition of
                                                            Water Tower
                                                            DVA ST. ALBANS

                                                            Page 5

                                   SECTION C
                              DESCRIPTION OF WORK

     This work will include furnishing all labor, supervision, materials, equipment, and necessary transportation to completely demolish and remove the existing water tower, 600,000 gallon underground water storage tank, pump station and (3) Quarters Buildings located at the St. Albans Extended Care Center located at 179th Street and Linden Blvd. in St. Albans, Queens, New York. Work includes but is not limited to demolishing the structures to a depth of 2' below grade; remove all asbestos insulation and demolition debris, equipment, piping conduit contained in the structures, cap remaining abandoned conduit and water (lines, backfill,remaining foundations and compact soil with a vibratory roller; plant grass and grade soil to a slope not to exceed 1:10 at any point on the demolition site.

NOTICE TO BIDDERS: THE NUMBER OF STRUCTURES TO BE DEMOLISHED AND THE COMPLETION TIME FOR ALL WORK WILL DEPEND ON THE BID ITEM AWARDED. IT IS THE GOVERNMENT'S INTENTION THAT ALL STRUCTURES AWARDED TO BE DEMOLISHED SHALL BE DEMOLISHED CONCURRENTLY.